SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated March 31, 2023

to the Summary Prospectus dated August 28, 2022, as supplemented

On March 13, 2023 the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved a new investment sub-advisory agreement with RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”) to take effect upon the close of the restructuring involving BlueBay Asset Management LLP (“BlueBay”), as described below, expected on or about April 1, 2023 (the “Effective Date”).

On the Effective Date, RBC GAM (UK) will replace BlueBay as a sub-adviser to the Fund. Royal Bank of Canada (“RBC”), the parent company of BlueBay and RBC GAM (UK) has announced its intention to restructure the advisory businesses of its wholly-owned subsidiaries and as part of that restructuring will transfer the BlueBay investment advisory business, including the portfolio management team responsible for managing the sleeve of the Six Circles Credit Opportunities Fund, from BlueBay to its affiliate, RBC GAM (UK). As a result of this restructuring, which is scheduled to occur on the Effective Date, the portfolio managers responsible for managing the allocated portion of the Fund’s investments who are employees of BlueBay will become employees of RBC GAM (UK), which is an affiliate of BlueBay, and will no longer be employees of BlueBay. Consequently, as of the Effective Date, the Adviser will engage RBC GAM (UK) to replace BlueBay as one of the Fund’s sub-advisers, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between the Adviser and RBC GAM (UK). It is anticipated that the BlueBay portfolio managers who are currently responsible for the day-to-day management of BlueBay’s allocated portion of the Fund’s assets will continue to manage the allocated portion of the Fund’s assets after the Effective Date on behalf of RBC GAM (UK). It is also anticipated that there will be no material changes to the investment approach, strategy or policies with respect to the allocated portion of the Fund, and no reduction in the nature or level of services provided to the Fund as a result of the engagement of RBC GAM (UK) as a sub-adviser to the Fund.

As a result of the foregoing, on the Effective Date, all references to BlueBay Asset Management LLP and BlueBay in the Summary Prospectus are hereby deleted and replaced with references to RBC Global Asset Management (UK) Limited or RBC GAM (UK), respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2023-25